POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors or Trustees, as the case may be, of:

ANCHOR SERIES TRUST

SUNAMERICA EQUITY FUNDS

SUNAMERICA INCOME FUNDS

SUNAMERICA MONEY MARKET FUNDS, INC.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

SUNAMERICA SERIES, INC.

SUNAMERICA SPECIALTY SERIES

(collectively, the “Funds”)

do hereby severally constitute and appoint Gregory R. Kingston, John T. Genoy, James Nichols, Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Louis O. Ducote, Edward J. Gizzi and/or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with: (i) filings with the Securities and Exchange Commission, including but not limited to registration statements on Form N-1A and Form N-14, and any and all amendments thereto, proxy and information statements, with full power and authority to execute said Registration Statement or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) all filings with, and other documents with respect to, states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof, including but not limited to Articles of Incorporation, Declarations of Trust, By-Laws, and any and all amendments thereto, with full power and authority to execute said document or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the applicable states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof. The undersigned hereby acknowledges that this Power of Attorney supersedes and replaces all prior Powers of Attorney relating to the subject matter herein.

[Remainder of Page Intentionally Left Blank]

WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature	Title	Date

/s/ Peter A. Harbeck	Director/Trustee	December 5, 2017
Peter A. Harbeck

/s/ Richard W. Grant	Director/Trustee	December 5, 2017
Richard W. Grant

/s/ Stephen J. Gutman	Director/Trustee	December 5, 2017
Stephen J. Gutman

/s/ William F. Devin	Director/Trustee	December 5, 2017
William F. Devin

/s/ Dr. Judith L. Craven	Director/Trustee	December 5, 2017
Dr. Judith L. Craven

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director or Trustee, as the case may be, of:

ANCHOR SERIES TRUST

SUNAMERICA EQUITY FUNDS

SUNAMERICA INCOME FUNDS

SUNAMERICA MONEY MARKET FUNDS, INC.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

SUNAMERICA SERIES, INC.

SUNAMERICA SPECIALTY SERIES

(collectively, the “Funds”)

does hereby severally constitute and appoint Gregory R. Kingston, John T. Genoy, James Nichols, Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Louis O. Ducote, Edward J. Gizzi and/or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with: (i) filings with the Securities and Exchange Commission, including but not limited to registration statements on Form N-1A and Form N-14, and any and all amendments thereto, proxy and information statements, with full power and authority to execute said Registration Statement or filing for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and (ii) all filings with, and other documents with respect to, states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof, including but not limited to Articles of Incorporation, Declarations of Trust, By-Laws, and any and all amendments thereto, with full power and authority to execute said document or filing for and on behalf of the undersigned, in my name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the applicable states, cities, municipalities, regulatory bodies, self-regulatory bodies, stock exchanges or divisions thereof. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifys and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

[Remainder of Page Intentionally Left Blank]

WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature	Title	Date

/s/ Eileen A. Kamerick	Director/Trustee	January 29, 2018
Eileen A. Kamerick